Exhibit 10.2

LONG TERM INCENTIVE PLAN AWARD

EXECUTIVE LEADERSHIP GROUP RESTRICTED SHARE UNIT RETENTION AWARD

Date of Grant:	Vesting Date:	The retirement date from the Corporation on or after age 62 with a minimum of 3 years of ELG service.

Restricted Share Units Awarded:		Grant Price:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the 2005 United Technologies Corporation Long Term Incentive Plan.

PLEASE SIGN AND DATE PORTION BELOW THE PERFORATION AND RETURN IT IN ENVELOPE PROVIDED

LONG TERM INCENTIVE PLAN AWARD

EXECUTIVE LEADERSHIP GROUP RESTRICTED SHARE UNIT RETENTION AWARD

Date of Grant:	Vesting Date:	The retirement date from the Corporation on or after age 62 with a minimum of 3 years of ELG service

Restricted Share Units Awarded:		Grant Price:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the 2005 United Technologies Corporation Long Term Incentive Plan.

Please sign this form and return it in the enclosed envelope to:

PROGRAM ADMINISTRATOR – STOCK OPTIONS

UNITED TECHNOLOGIES CORPORATION

UNITED TECHNOLOGIES BUILDING, MS 504

HARTFORD, CONNECTICUT 06101

I acknowledge receipt of this ELG Restricted Share Unit Retention Award and the attached Schedule of Terms describing my Award. I accept this Award subject to such Schedule of Terms, the 2005 United Technologies Corporation Long Term Incentive Plan and the terms and conditions of the Executive Leadership Group Program, including the covenants set forth in the Schedule of Terms.

Signed	Date